                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015
                                                      ---------

                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   October 31
                                   ----------
                             Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period

ITEM 1.  REPORTS TO STOCKHOLDERS

[EATON VANCE LOGO]

[PHOTO IMAGE]

ANNUAL REPORT OCTOBER 31, 2003

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

[PHOTO IMAGE]

[PHOTO IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                   ----------

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


   From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2, Class A shares, had a total return of 25.97% during the year ended October 31, 2003. That return was the result of an increase in net asset value (NAV) per share from $6.20 on October 31, 2002, to $7.81 on October 31, 2003.(1) Class B shares had a total return of 25.16% for the same period, the result of an increase in NAV from $6.12 to $7.66.(1) Class C shares had a total return of 25.16% for the same period, the result of an increase in NAV from $6.12 to $7.66.(1) Additional information about the Fund's performance (including after-tax performance) appears on page 6.

By comparison, the S&P SmallCap 600 Index - a widely recognized, unmanaged index of small-capitalization stocks - had a total return of 33.58% for the one-year period from October 31, 2002, to October 31, 2003.(2)

A CLOSER LOOK AT THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003...

In May of this year, Congress passed legislation that included several provisions that affect individual investors. The most important aspects of the Jobs and Growth Tax Relief Reconciliation Act of 2003 for individuals are a lowering of tax rates for ordinary income and long-term capital gains and a change in the tax treatment of qualifying dividend income, which is now taxed at the same rates as long-term capital gains, rather than as ordinary income.

The biggest change for equity investors is that qualifying dividend income is now taxed at much lower rates than other investment income and short-term gains (maximum rate of 15% vs. 35%). The spread between short-term and long-term capital gains tax rates has also increased. These changes increase the importance of achieving a mix of returns that emphasizes long-term gains and qualifying dividends over less favorably taxed short-term gains and non-qualifying dividends and other investment income. Deferring taxes on long-term gains continues to be of significant value, particularly for investors with longer time horizons and for assets earmarked for inheritance.

WITH TODAY'S LOWER TAX RATES, IT IS STILL IMPORTANT FOR INVESTORS TO CONSIDER TAX EFFECTS...

Taxes continue to be the single largest cost borne by long-term equity investors. Strategies to minimize tax effects can add substantial value to taxable accounts without sacrificing performance or adding to portfolio risk. Just as before, it makes sense for taxpayers to invest in funds that share their objective of after-tax returns.

                                        Sincerely,

                                        /s/ Thomas E. Faust Jr.

                                        Thomas E. Faust Jr.
                                        President
                                        December 5, 2003

TEN LARGEST EQUITY HOLDINGS(3)

XM Satellite Radio Holdings, Inc.                     2.2%
Select Comfort Corp.                                  2.0
Lam Research Corp.                                    2.0
Kyphon, Inc.                                          1.9
Select Medical Corp.                                  1.9
Varian Semiconductor Equipment Associates, Inc.       1.8
NTL, Inc.                                             1.7
NII Holdings, Inc., Class B                           1.5
Cognizant Technology Solutions Corp.                  1.4
Tractor Supply Co.                                    1.2

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  It is not possible to invest directly in an Index.

(3) Ten largest holdings accounted for 17.6% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 MANAGEMENT DISCUSSION

AN INTERVIEW WITH TONI SHIMURA, VICE PRESIDENT AND PORTFOLIO MANAGER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO

[PHOTO OF TONI SHIMURA]
Toni Shimura
Portfolio Manager

Q: WHAT WAS THE OVERALL MARKET ENVIRONMENT FOR THE PORTFOLIO FOR THE YEAR ENDING
   OCTOBER 31, 2003?

A: The stock market environment for small capitalization stocks, and small-cap growth stocks in particular, was a positive one, much improved from the prior year. We believe the market was strong for several reasons. First, fiscal policy was favorable, with taxes on dividends and capital gains reduced to their lowest levels in 60 years. Secondly, monetary policy was favorable as well, with the Federal Reserve keeping interest rates low. This helped pave the way for a slow and steady recovery in the economy, and with it, improvements in the earnings of many of the companies in the Portfolio.

FIVE LARGEST SECTOR POSITIONS+
By total net assets

ELECTRONICS SEMICONDUCTOR EQUIPMENT     7.7%

COMPUTER SOFTWARE                       5.6%

ELECTRONICS SEMICONDUCTORS              5.0%

COMPUTER SERVICES                       4.9%

MEDICAL PRODUCTS                        4.8%

+ Sector positions subject to change due to active management.

Q: CAN YOU GIVE THE SHAREHOLDERS A SUMMARY OF THE FUND'S PERFORMANCE OVER THE
   LAST YEAR?

A: We are pleased to report that the Fund had a solid return of 25.97% for the 12 months ended October 31, 2003 (for Class A shares at NAV). This return beat the broad market, as measured by the S&P 500 Index, which returned 20.79%, but underperformed its benchmark, the S&P SmallCap 600 Index, which had a total return of 33.58% for the period.*


Q: WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE BENCHMARK
   DURING THE PERIOD?

A: The Fund's return in 2003 trailed that of the S&P 600 SmallCap Index primarily due to the very strong performance of many low-priced, micro-capitalization companies included in that index.* These stocks included micro-cap technology and biotech stocks that had very high returns. Not owning those stocks hurt our performance relative to our small-cap benchmark. The Portfolio also held some underperforming stocks early in the fiscal year that negatively affected our performance.


Q: WHAT INDUSTRY GROUPS MOST NEGATIVELY IMPACTED FUND PERFORMANCE OVER THE PAST
   12 MONTHS?

A: As a group, the Portfolio's health care stocks were the worst performers, both on an absolute basis and relative to the S&P SmallCap 600 Index.* The weakened financial condition of hospitals resulted in a slowdown in purchases of non-essential information technology services and medical devices.

*  It is not possible to invest directly in an Index.

Q: WHAT STOCKS AND INDUSTRY GROUPS MOST POSITIVELY IMPACTED FUND PERFORMANCE
   OVER THE PAST 12 MONTHS?

A: The technology sector was the best performing sector of the stock market over the past year and, likewise, was the best performing sector of the Portfolio. The Portfolio's technology stocks advanced an average of 47% over the past 12 months. While that was a large increase, the Portfolio's technology holdings lagged the 60% advance in the S&P SmallCap 600 technology sector overall, because we were underweighted in some of those micro-cap stocks I mentioned earlier.* However, the Portfolio was overweighted in the technology-related sector, particularly in semiconductors and software, which helped our performance. Many of these companies had performed poorly in the market declines of recent years and benefited from the economic rebound.

   Two other unrelated sub-sectors that contributed positively to performance were telecommunications services stocks and specialty retailers. This latter group included some solid performers who were growing their earnings through strong comparable store sales and new store openings. Specialty retail holdings that made positive contributions included Urban Outfitters (an urban lifestyle retailer) and Tractor Supply (a retailer catering to part-time farmers).


Q: DO YOU ANTICIPATE ANY SIGNIFICANT CHANGES TO YOUR INVESTMENT STRATEGY FOR THE
   PORTFOLIO?

A: Although the Portfolio had a change in portfolio manager this year, there has been no significant alteration of its strategy, a strategy that we believe still offers investors an opportunity for long-term, after-tax returns. We believe that successful investing requires broad diversification, a long-term orientation and an emphasis on companies that are reasonably priced in relation to their fundamental value. We continue to maintain a broadly diversified Portfolio from an individual stock and sector standpoint.


Q: DO YOU HAVE ANY FINAL COMMENTS FOR OUR SHAREHOLDERS ON YOUR OUTLOOK GOING
   FORWARD?

A: Many of the companies held by the Portfolio have had positive fundamentals despite the uneven economy of the past few years. We believe that the broad market is now recognizing these strong fundamentals. We believe that many of the companies held by the Portfolio, especially those in technology, business services, and specialty retail, are especially well positioned to benefit from an acceleration in economic activity. In the year to come, we will continue to seek out small-cap growth companies that we believe can demonstrate earnings growth rates that exceed those of other publicly-traded companies.


   THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   * It is not possible to invest directly in an Index.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS A VS. THE S&P SMALLCAP 600 INDEX*

           EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2- CLASS A
                                Inception: 3/2/01

                FUND           FUND       S&P SMALLCAP
              VALUE AT      VALUE WITH        600
DATE            NAV       SALES CHARGE       INDEX
------------------------------------------------------
 3/31/2001      10,000            9425          10,000
 4/30/2001      11,503        10838.78          10,762
 5/31/2001      11,642         10969.5          10,968
 6/30/2001      11,734        11056.65          11,370
 7/31/2001      10,925        10294.12          11,180
 8/31/2001      10,139         9553.38          10,925
 9/30/2001       8,358         7875.82           9,448
10/31/2001       9,260         8725.49           9,952
11/30/2001      10,023         9444.45          10,680
12/31/2001      10,474         9869.28          11,403
 1/31/2002      10,023         9444.45          11,502
 2/28/2002       9,329         8790.85          11,304
 3/31/2002      10,000         9422.66          12,197
 4/30/2002       9,526         8976.04          12,542
 5/31/2002       9,098         8572.99          12,023
 6/30/2002       8,370         7886.71          11,401
 7/31/2002       7,260         6840.96           9,791
 8/31/2002       7,387         6960.79           9,884
 9/30/2002       6,936         6535.95           9,279
10/31/2002       7,168         6753.82           9,576
11/30/2002       7,653         7211.33          10,075
12/31/2002       7,179         6764.71           9,735
 1/31/2003       7,098         6688.46           9,400
 2/28/2003       6,879         6481.48           9,099
 3/31/2003       6,925         6525.06           9,171
 4/30/2003       7,387         6960.79           9,915
 5/31/2003       7,931         7472.77          10,715
 6/30/2003       7,942         7483.66          10,993
 7/31/2003       8,370         7886.71          11,565
 8/31/2003       8,798         8289.76          12,127
 9/30/2003       8,335         7854.03          11,771
10/31/2003       9,029         8507.63          12,791

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS A VS. THE S&P SMALLCAP 600 INDEX*

           EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2- CLASS B
                                Inception: 3/2/01

                FUND           FUND       S&P SMALLCAP
              VALUE AT      VALUE WITH        600
DATE            NAV       SALES CHARGE       INDEX
------------------------------------------------------
 3/31/2001      10,000          10,000          10,000
 4/30/2001      11,541          11,541          10,762
 5/31/2001      11,669          11,669          10,968
 6/30/2001      11,750          11,750          11,370
 7/31/2001      10,927          10,927          11,180
 8/31/2001      10,127          10,127          10,925
 9/30/2001       8,355           8,355           9,448
10/31/2001       9,235           9,235           9,952
11/30/2001      10,000          10,000          10,680
12/31/2001      10,452          10,452          11,403
 1/31/2002       9,988           9,988          11,502
 2/28/2002       9,305           9,305          11,304
 3/31/2002       9,954           9,954          12,197
 4/30/2002       9,467           9,467          12,542
 5/31/2002       9,050           9,050          12,023
 6/30/2002       8,308           8,308          11,401
 7/31/2002       7,196           7,196           9,791
 8/31/2002       7,323           7,323           9,884
 9/30/2002       6,871           6,871           9,279
10/31/2002       7,092           7,092           9,576
11/30/2002       7,578           7,578          10,075
12/31/2002       7,092           7,092           9,735
 1/31/2003       7,010           7,010           9,400
 2/28/2003       6,790           6,790           9,099
 3/31/2003       6,825           6,825           9,171
 4/30/2003       7,289           7,289           9,915
 5/31/2003       7,810           7,810          10,715
 6/30/2003       7,822           7,822          10,993
 7/31/2003       8,239           8,239          11,565
 8/31/2003       8,656           8,656          12,127
 9/30/2003       8,192           8,192          11,771
10/31/2003       8,876           8,876          12,791
                Less 4%            355
10/31/2003                       8,521

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS A VS. THE S&P SMALLCAP 600 INDEX*

           EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2- CLASS C
                                Inception: 3/2/01

                FUND           FUND       S&P SMALLCAP
              VALUE AT      VALUE WITH        600
DATE            NAV       SALES CHARGE       INDEX
------------------------------------------------------
 3/31/2001      10,000             N/A          10,000
 4/30/2001      11,555                          10,762
 5/31/2001      11,682                          10,968
 6/30/2001      11,763                          11,370
 7/31/2001      10,940                          11,180
 8/31/2001      10,139                          10,925
 9/30/2001       8,364                           9,448
10/31/2001       9,258                           9,952
11/30/2001      10,012                          10,680
12/31/2001      10,464                          11,403
 1/31/2002      10,000                          11,502
 2/28/2002       9,316                          11,304
 3/31/2002       9,977                          12,197
 4/30/2002       9,490                          12,542
 5/31/2002       9,060                          12,023
 6/30/2002       8,329                          11,401
 7/31/2002       7,204                           9,791
 8/31/2002       7,332                           9,884
 9/30/2002       6,879                           9,279
10/31/2002       7,100                           9,576
11/30/2002       7,587                          10,075
12/31/2002       7,100                           9,735
 1/31/2003       7,019                           9,400
 2/28/2003       6,798                           9,099
 3/31/2003       6,833                           9,171
 4/30/2003       7,297                           9,915
 5/31/2003       7,819                          10,715
 6/30/2003       7,831                          10,993
 7/31/2003       8,248                          11,565
 8/31/2003       8,666                          12,127
 9/30/2003       8,202                          11,771
10/31/2003       8,886                          12,791

     PERFORMANCE**                                                        CLASS A    CLASS B    CLASS C
     --------------------------------------------------------------------------------------------------
     Average Annual Total Returns (at net asset value)

     One Year                                                               25.97%     25.16%     25.16%
     Life of Fund+                                                          -8.84%     -9.50%     -9.50%

     SEC Average Annual Total Returns (including sales charge or applicable CDSC)

     One Year                                                               18.69%     20.16%     24.16%
     Life of Fund+                                                         -10.84%    -10.87%     -9.50%

     +Inception Dates - Class A: 3/2/01; Class B: 3/2/01; Class C:3/2/01

* Source: Thomson Financial. Investment operations commenced 3/2/01. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P SmallCap 600 Index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C shares reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2003

 The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE YEAR ENDED OCTOBER 31, 2003)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               25.97%         -8.84%
Return After Taxes on Distributions               25.97%         -8.84%
Return After Taxes on Distributions
and Sale of Fund Shares                           16.88%         -7.42%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS A)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               18.69%        -10.84%
Return After Taxes on Distributions               18.69%        -10.84%
Return After Taxes on Distributions
and Sale of Fund Shares                           12.15%         -9.08%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE YEAR ENDED OCTOBER 31, 2003)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               25.16%         -9.50%
Return After Taxes on Distributions               25.16%         -9.50%
Return After Taxes on Distributions
and Sale of Fund Shares                           16.36%         -7.97%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS B)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               20.16%        -10.87%
Return After Taxes on Distributions               20.16%        -10.87%
Return After Taxes on Distributions
and Sale of Fund Shares                           13.11%         -9.10%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE YEAR ENDED OCTOBER 31, 2003)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               25.16%         -9.50%
Return After Taxes on Distributions               25.16%         -9.50%
Return After Taxes on Distributions
and Sale of Fund Shares                           16.36%         -7.97%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS C)

                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                               24.16%         -9.50%
Return After Taxes on Distributions               24.16%         -9.50%
Return After Taxes on Distributions
and Sale of Fund Shares                           15.71%         -7.97%

Class A, Class B, and Class C shares commenced operations on 3/2/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $34,996,748)                                                    $     42,686,482
Receivable for Fund shares sold                                                                28,174
Receivable from affiliate                                                                      15,005
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $     42,729,661
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                     $         84,422
Payable to affiliate for distribution and service fees                                          8,559
Payable to affiliate for Trustees' fees                                                            15
Accrued expenses                                                                               45,921
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    $        138,917
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $     42,590,744
-----------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                      $     49,215,947
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                          (14,273,941)
Accumulated net investment loss                                                               (40,996)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                         7,689,734
-----------------------------------------------------------------------------------------------------
TOTAL                                                                                $     42,590,744
-----------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                           $     15,909,829
SHARES OUTSTANDING                                                                          2,036,170
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)                 $           7.81
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $7.81)                                                   $           8.29
-----------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                           $     13,028,417
SHARES OUTSTANDING                                                                          1,700,890
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)                 $           7.66
-----------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                           $     13,652,498
SHARES OUTSTANDING                                                                          1,782,475
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)                 $           7.66
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $1,193)                    $         48,908
Interest allocated from Portfolio                                                              26,188
Expenses allocated from Portfolio                                                            (270,277)
-----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                   $       (195,181)
-----------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                   $         55,178
Trustees' fees and expenses                                                                       180
Distribution and service fees                                                                      --
   Class A                                                                                     34,648
   Class B                                                                                    103,599
   Class C                                                                                    121,903
   Class D                                                                                      3,676
Transfer and dividend disbursing agent fees                                                    94,838
Registration fees                                                                              42,313
Printing and postage                                                                           31,246
Legal and accounting services                                                                  16,244
Custodian fee                                                                                  15,456
Miscellaneous                                                                                   4,814
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                       $        524,095
-----------------------------------------------------------------------------------------------------
Deduct --
   Reimbursement of expenses by affiliate                                            $         15,940
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                             $         15,940
-----------------------------------------------------------------------------------------------------

NET EXPENSES                                                                         $        508,155
-----------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                  $       (703,336)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                   $      1,698,820
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                    $      1,698,820
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                               $      7,543,188
-----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 $      7,543,188
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                     $      9,242,008
-----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                           $      8,538,672
-----------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED          YEAR ENDED
IN NET ASSETS                                        OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $       (703,336)   $       (665,851)
   Net realized gain (loss)                                 1,698,820         (14,344,922)
   Net change in unrealized
      appreciation (depreciation)                           7,543,188           2,077,900
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $      8,538,672    $    (12,932,873)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $      4,510,926    $     16,169,495
      Class B                                               3,692,313           8,727,914
      Class C                                               2,705,611          11,621,529
      Class D                                                  92,732             766,547
      Class I                                                     400               4,566
   Cost of shares redeemed
      Class A                                              (5,657,675)         (7,114,914)
      Class B                                              (2,710,657)         (2,894,382)
      Class C                                              (3,977,570)         (4,702,921)
      Class D                                                (876,923)           (254,139)
      Class I                                                  (7,361)             (2,077)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $     (2,228,204)   $     22,321,618
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $      6,310,468    $      9,388,745
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $     36,280,276    $     26,891,531
-----------------------------------------------------------------------------------------
AT END OF YEAR                                       $     42,590,744    $     36,280,276
-----------------------------------------------------------------------------------------

ACCUMULATED NET INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $        (40,996)   $        (58,565)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                 CLASS A
                                                          ------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                          ---------------------------------     PERIOD ENDED
                                                               2003               2002          OCTOBER 31, 2001(1)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $        6.200     $        8.010       $       10.000
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                    $       (0.096)    $       (0.087)      $       (0.066)
Net realized and unrealized gain (loss)                            1.706             (1.723)              (1.924)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $        1.610     $       (1.810)      $       (1.990)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $        7.810     $        6.200       $        8.010
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    25.97%            (22.60)%             (19.90)%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $       15,910     $       13,750       $        9,419
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  1.65%              1.39%                1.35%(5)
   Net expenses after custodian fee reduction(4)                    1.65%              1.39%                1.33%(5)
   Net investment loss                                             (1.44)%            (1.15)%              (1.13)%(5)
Portfolio Turnover of the Portfolio                                  248%               131%                  38%
----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a
reimbursement of expenses by the Administrator. Had
such action not been taken, the net investment loss
per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      1.70%              1.66%                2.35%(5)
   Expenses after custodian fee reduction(4)                        1.70%              1.66%                2.33%(5)
   Net investment loss                                             (1.49)%            (1.42)%              (2.13)%(5)
Net investment loss per share(2)                          $       (0.100)    $       (0.107)      $       (0.124)
----------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                       See notes to financial statements.

                                                                                 CLASS B
                                                          ---------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                          ---------------------------------     PERIOD ENDED
                                                               2003               2002          OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $        6.120     $        7.970       $       10.000
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                    $       (0.145)    $       (0.142)      $       (0.110)
Net realized and unrealized gain (loss)                            1.685             (1.708)              (1.920)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $        1.540     $       (1.850)      $       (2.030)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $        7.660     $        6.120       $        7.970
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    25.16%            (23.21)%             (20.30)%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $       13,028     $        9,550       $        7,125
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  2.40%              2.14%                2.10%(5)
   Net expenses after custodian fee reduction(4)                    2.40%              2.14%                2.08%(5)
   Net investment loss                                             (2.20)%            (1.90)%              (1.89)%(5)
Portfolio Turnover of the Portfolio                                  248%               131%                  38%
-------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a
reimbursement of expenses by the Administrator. Had
such action not been taken, the net investment loss
per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      2.43%              2.41%                3.10%(5)
   Expenses after custodian fee reduction(4)                        2.43%              2.41%                3.08%(5)
   Net investment loss                                             (2.23)%            (2.17)%              (2.89)%(5)
Net investment loss per share(2)                          $       (0.147)    $       (0.162)      $       (0.168)
-------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                       See notes to financial statements.

                                                                                 CLASS C
                                                          ---------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                          ---------------------------------     PERIOD ENDED
                                                               2003               2002          OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $        6.120     $        7.980       $       10.000
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                    $       (0.144)    $       (0.143)      $       (0.111)
Net realized and unrealized gain (loss)                            1.684             (1.717)              (1.909)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $        1.540     $       (1.860)      $       (2.020)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $        7.660     $        6.120       $        7.980
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    25.16%            (23.31)%             (20.20)%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $       13,652     $       12,152       $        9,747
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  2.40%              2.14%                2.10%(5)
   Net expenses after custodian fee reduction(4)                    2.40%              2.14%                2.08%(5)
   Net investment loss                                             (2.20)%            (1.90)%              (1.88)%(5)
Portfolio Turnover of the Portfolio                                  248%               131%                  38%
-------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a
reimbursement of expenses by the Administrator. Had
such action not been taken, the net investment loss
per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      2.44%              2.41%                3.10%(5)
   Expenses after custodian fee reduction(4)                        2.44%              2.41%                3.08%(5)
   Net investment loss                                             (2.24)%            (2.17)%              (2.88)%(5)
Net investment loss per share(2)                          $       (0.147)    $       (0.163)      $       (0.170)
-------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                       See notes to financial statements.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D and Class I shares. Such offerings were discontinued during the year ended October 31, 2003. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (18.8% at October 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1 A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $11,876,431 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   E OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions are paid in the form of additional shares of the Fund, or at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis.

   Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         YEAR ENDED OCTOBER 31,
                                       -------------------------
   CLASS A                                2003           2002
   -------------------------------------------------------------
   Sales                                 674,033       1,976,197
   Redemptions                          (856,241)       (934,096)
   -------------------------------------------------------------
   NET INCREASE (DECREASE)              (182,208)      1,042,101
   -------------------------------------------------------------

                                         YEAR ENDED OCTOBER 31,
                                       -------------------------
   CLASS B                                2003           2002
   -------------------------------------------------------------
   Sales                                 564,024       1,058,735
   Redemptions                          (423,729)       (391,667)
   --------------------------------------------------------------
   NET INCREASE                          140,295         667,068
   --------------------------------------------------------------

                                         YEAR ENDED OCTOBER 31,
                                       -------------------------
   CLASS C                                2003           2002
   -------------------------------------------------------------
   Sales                                 412,732       1,418,328
   Redemptions                          (615,403)       (655,178)
   --------------------------------------------------------------
   NET INCREASE (DECREASE)              (202,671)        763,150
   --------------------------------------------------------------

                                         YEAR ENDED OCTOBER 31,
                                       -------------------------
   CLASS D                               2003(1)          2002
   -------------------------------------------------------------
   Sales                                  15,227          95,086
   Redemptions                          (149,232)        (35,433)
   --------------------------------------------------------------
   NET INCREASE (DECREASE)              (134,005)         59,653
   --------------------------------------------------------------

                                         YEAR ENDED OCTOBER 31,
                                       -------------------------
   CLASS I                                2003(1)         2002
   -------------------------------------------------------------
   Sales                                      56             462
   Redemptions                            (1,087)           (253)
   --------------------------------------------------------------
   NET INCREASE (DECREASE)                (1,031)            209
   --------------------------------------------------------------

(1) Offerings of Class D and Class I shares were discontinued during the year ended October 31, 2003 (see Note 1).

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2003, the administration fee amounted to $55,178. To reduce the net investment loss of the Fund, EVM was allocated $15,005 of the Fund's operating expenses for the year ended October 31, 2003. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2003, EVM earned $8,394 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $7,069 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2003.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $77,699, $91,427, and $2,757 for Class B, Class C, and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2003, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $738,000 and $1,188,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in the amount of 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2003 amounted to $34,648, $25,900, $30,476, and $919 for Class A, Class B, Class C, and Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of the purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC assessed on Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $14, $51,000, $4,000, and $3,500 of CDSC paid by shareholders for Class A shares, Class B shares, Class C shares, and Class D shares, respectively, for the year ended October 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2003, aggregated $11,053,174 and $13,679,441, respectively.

8  SHAREHOLDER MEETING

   The Fund held a Special Meeting of Shareholders on June 6, 2003. The items considered at the meeting are set forth below.

   ITEM 1: To elect Trustees of the Trust. The results of the vote were as follows:

                                    NUMBER OF SHARES
                                --------------------------
   NOMINEE FOR TRUSTEE          AFFIRMATIVE      WITHHOLD
   -------------------------------------------------------
   Jessica M. Bibliowicz         2,769,879        76,009
   Donald R. Dwight              2,769,692        79,196
   James B. Hawkes               2,770,502        75,386
   Samuel L. Hayes, III          2,770,502        75,386
   William H. Park               2,770,502        75,386
   Norton H. Reamer              2,652,979       192,909
   Lynn A. Stout                 2,776,789        79,099

   Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

   ITEM 2: To modify the investment objective of the Fund.

   The results of the vote on the proposal were as follows:

    AFFIRMATIVE                  2,061,561
    AGAINST                         76,570
    ABSTAIN                         91,226
    BROKER NON-VOTES               616,531

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 AS OF OCTOBER 31, 2003 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (formally Eaton Vance Tax-Managed Emerging Growth Fund 1.2) (the Fund) ( one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2003 and 2002 and the financial highlights for the years ended October 31, 2003 and 2002, and the period from the start of business, March 2, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 at October 31, 2003, and the results of its operations, the change in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2003
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.2%

SECURITY                                                     SHARES     VALUE
---------------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 0.4%

United Defense Industries, Inc.(1)                            26,300    $       852,120
---------------------------------------------------------------------------------------
                                                                        $       852,120
---------------------------------------------------------------------------------------

AIRLINES -- 2.5%

AirTran Holdings, Inc.(1)                                     53,600    $       868,856
AMR Corp.(1)                                                 159,300          2,115,504
Continental Airlines, Inc., Class B(1)                       103,200          1,971,120
Frontier Airlines, Inc.(1)                                    46,800            752,076
---------------------------------------------------------------------------------------
                                                                        $     5,707,556
---------------------------------------------------------------------------------------

APPAREL -- 1.1%

Carter's, Inc.(1)                                             62,400    $     1,747,200
Tommy Hilfiger Corp.(1)                                       50,800            746,252
---------------------------------------------------------------------------------------
                                                                        $     2,493,452
---------------------------------------------------------------------------------------

AUTO AND PARTS -- 1.7%

BorgWarner, Inc.                                              18,300    $     1,456,497
Keystone Automotive Industries, Inc.(1)                       22,700            561,371
O'Reilly Automotive, Inc.(1)                                  18,300            792,207
Pep Boys - Manny, Moe & Jack (The)                            53,240          1,023,805
---------------------------------------------------------------------------------------
                                                                        $     3,833,880
---------------------------------------------------------------------------------------

AUTO MANUFACTURER -- 0.5%

Wabash National Corp.(1)                                      46,200    $     1,065,834
---------------------------------------------------------------------------------------
                                                                        $     1,065,834
---------------------------------------------------------------------------------------

BANKS -- 1.1%

PrivateBancorp, Inc.                                          13,700    $       554,850
Santander BanCorp                                             29,300            730,742
W Holding Company, Inc.                                       50,900          1,185,461
---------------------------------------------------------------------------------------
                                                                        $     2,471,053
---------------------------------------------------------------------------------------

BANKS AND MONEY SERVICES -- 0.3%

Euronet Worldwide, Inc.(1)                                    45,100    $       641,773
---------------------------------------------------------------------------------------
                                                                        $       641,773
---------------------------------------------------------------------------------------

BEVERAGES -- 0.3%

Cott Corp.(1)                                                 27,200    $       708,560
---------------------------------------------------------------------------------------
                                                                        $       708,560
---------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 2.9%

Salem Communications Corp., Class A(1)                         3,200    $        74,400
Sirius Satellite Radio, Inc.(1)                              652,000          1,532,200
XM Satellite Radio Holdings, Inc.(1)                         242,100          4,904,946
---------------------------------------------------------------------------------------
                                                                        $     6,511,546
---------------------------------------------------------------------------------------

BUILDING AND CONSTRUCTION - MISCELLANEOUS -- 0.6%

D.R. Horton, Inc.                                             36,600    $     1,456,680
---------------------------------------------------------------------------------------
                                                                        $     1,456,680
---------------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.4%

Ryland Group, Inc., (The)                                     14,200    $     1,262,380
Standard Pacific Corp.                                        41,200          1,971,420
---------------------------------------------------------------------------------------
                                                                        $     3,233,800
---------------------------------------------------------------------------------------

BUSINESS SERVICES -- 1.1%

FileNET Corp.(1)                                              75,500    $     2,017,360
Navigant Consulting, Inc.(1)                                  24,600            404,178
---------------------------------------------------------------------------------------
                                                                        $     2,421,538
---------------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 2.1%

eFunds Corp.(1)                                               45,185    $       723,412
Lionbridge Technologies, Inc.(1)                             132,900          1,200,087
Monster Worldwide, Inc.(1)                                    80,500          2,050,335
SupportSoft, Inc.(1)                                          68,200            817,718
---------------------------------------------------------------------------------------
                                                                        $     4,791,552
---------------------------------------------------------------------------------------

CASINOS AND GAMING -- 1.0%

Ameristar Casinos, Inc.(1)                                    33,500    $       707,520
Isle of Capris Casinos, Inc.(1)                               26,200            546,270
Scientific Games Corp.(1)                                     76,700          1,020,110
---------------------------------------------------------------------------------------
                                                                        $     2,273,900
---------------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 0.9%

Costar Group, Inc.(1)                                         33,000    $     1,242,450
Digitas, Inc.(1)                                              90,600            788,220
---------------------------------------------------------------------------------------
                                                                        $     2,030,670
---------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                     SHARES     VALUE
---------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.7%

Avocent Corp.(1)                                              27,400    $     1,035,720
Brightpoint, Inc.(1)                                          30,450            872,392
Foundry Networks, Inc.(1)                                     86,200          2,005,012
---------------------------------------------------------------------------------------
                                                                        $     3,913,124
---------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 0.1%

Per-Se Technologies, Inc.(1)                                  23,000    $       312,800
---------------------------------------------------------------------------------------
                                                                        $       312,800
---------------------------------------------------------------------------------------

COMPUTER HARDWARE -- 1.4%

Electronics for Imaging, Inc.(1)                              32,200    $       872,620
Maxtor Corp.(1)                                              128,100          1,751,127
Network Engines, Inc.(1)                                      59,300            582,267
---------------------------------------------------------------------------------------
                                                                        $     3,206,014
---------------------------------------------------------------------------------------

COMPUTER PERIPHERALS -- 0.6%

Mobility Electronics, Inc.(1)                                 64,600    $       626,620
Stratasys, Inc.(1)                                            16,000            761,600
---------------------------------------------------------------------------------------
                                                                        $     1,388,220
---------------------------------------------------------------------------------------

COMPUTER SERVICES -- 4.9%

Anteon International Corp.(1)                                 21,100    $       720,354
Cognizant Technology Solutions Corp.(1)                       70,500          3,199,995
Digital River, Inc.(1)                                        31,700            867,946
DigitalNet Holdings, Inc.(1)                                  91,700          2,119,187
InfoSpace, Inc.(1)                                            45,000          1,173,600
RADWARE Ltd.(1)                                               38,400            888,960
Sapient Corp.(1)                                             111,300            609,924
SRA International Inc., Class A(1)                            12,400            540,144
WebEx Communications, Inc.(1)                                 41,800            923,362
---------------------------------------------------------------------------------------
                                                                        $    11,043,472
---------------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 5.6%

Advanced Digital Information Corp.(1)                        163,900    $     2,663,375
Ascential Software Corp.(1)                                   44,600            989,674
Computer Network Technology Corp.(1)                          28,600            283,140
Corillian Corp.(1)                                           148,800            983,568
Eclipsys Corp.(1)                                             30,500            361,425
Epicor Software Corp.(1)                                     126,800          1,281,948
Immersion Corp.(1)                                            38,000            220,400
Komag, Inc.(1)                                                42,900            809,094
Lexar Media, Inc.(1)                                         107,800    $     2,469,698
Netopia, Inc.(1)                                              13,800            141,036
Novell, Inc.(1)                                               92,000            540,040
Satyam Computer Services Ltd.                                 72,500          1,312,250
Sonic Solutions(1)                                            31,400            558,920
---------------------------------------------------------------------------------------
                                                                        $    12,614,568
---------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.4%

Central European Distribution Corp.(1)                        22,800    $       857,052
---------------------------------------------------------------------------------------
                                                                        $       857,052
---------------------------------------------------------------------------------------

DRUGS -- 3.1%

AtheroGenics, Inc.(1)                                         44,529    $       734,283
Covance, Inc.(1)                                              57,000          1,483,710
EPIX Medical, Inc.(1)                                         34,400            636,744
Hollis-Eden Pharmaceuticals, Inc.(1)                          10,400            187,304
ICN Pharmaceuticals, Inc.                                     49,100            948,121
Impax Laboratories, Inc.(1)                                   31,602            374,800
KV Pharmaceutical Co., Class A(1)                             19,650            471,600
MGI Pharma, Inc.(1)                                           21,100            792,516
Nabi Biopharmaceuticals(1)                                    56,500            623,195
Onyx Pharmaceuticals, Inc.(1)                                 21,100            516,317
SciClone Pharmaceuticals, Inc.(1)                             41,900            334,362
---------------------------------------------------------------------------------------
                                                                        $     7,102,952
---------------------------------------------------------------------------------------

ELECTRONICS - SEMICONDUCTOR EQUIPMENT -- 7.7%

ADE Corp.(1)                                                  24,700    $       600,210
ASE Test Ltd.(1)(2)                                           72,700            906,569
Asyst Technologies, Inc.(1)                                   63,700          1,188,005
August Technology Corp.(1)                                   113,200          2,196,080
Fairchild Semiconductor Interternational, Inc.(1)             70,700          1,597,820
Kopin Corp.(1)                                                24,900            182,517
Merix Corp.(1)                                                91,100          1,620,669
OmniVision Technologies, Inc.(1)                              28,149          1,598,863
Sigmatel, Inc.(1)                                             19,500            495,300
Silicon Storage Technology, Inc.(1)                          181,700          2,031,406
TTM Technologies, Inc.(1)                                     64,800          1,043,280
Varian Semiconductor Equipment Associates, Inc.(1)            82,200          3,974,370
---------------------------------------------------------------------------------------
                                                                        $    17,435,089
---------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                     SHARES     VALUE
---------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS -- 5.0%

Advanced Energy Industries, Inc.(1)                           53,550    $     1,222,546
Bell Microproducts, Inc.(1)                                   62,200            524,968
Cypress Semiconductor Corp.(1)                               112,200          2,407,812
Intersil Corp., Class A                                        8,500            219,215
Lam Research Corp.(1)                                        157,450          4,525,113
PMC-Sierra, Inc.(1)                                           51,100            928,487
RF Micro Devices, Inc.(1)                                    135,100          1,582,021
---------------------------------------------------------------------------------------
                                                                        $    11,410,162
---------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.9%

Bankrate, Inc.(1)                                             43,500    $       664,245
First Marblehead Corp. (The)(1)                               62,300          1,379,945
---------------------------------------------------------------------------------------
                                                                        $     2,044,190
---------------------------------------------------------------------------------------

FURNITURE AND APPLIANCES -- 1.2%

Cost Plus, Inc.(1)                                            23,400    $     1,073,358
Williams-Sonoma, Inc.(1)                                      46,100          1,628,713
---------------------------------------------------------------------------------------
                                                                        $     2,702,071
---------------------------------------------------------------------------------------

HEALTH SERVICES -- 3.3%

Davita, Inc.(1)                                               32,700    $     1,147,770
Kindred Healthcare, Inc.(1)                                   47,300          1,950,652
Select Medical Corp.(1)                                      127,600          4,283,532
---------------------------------------------------------------------------------------
                                                                        $     7,381,954
---------------------------------------------------------------------------------------

HOTELS -- 0.7%

Choice Hotels International, Inc.(1)                          21,300    $       703,326
Four Seasons Hotels, Inc.                                     15,000            826,950
---------------------------------------------------------------------------------------
                                                                        $     1,530,276
---------------------------------------------------------------------------------------

INFORMATION SERVICES -- 0.2%

Ixia(1)                                                       28,400    $       340,800
---------------------------------------------------------------------------------------
                                                                        $       340,800
---------------------------------------------------------------------------------------

INSURANCE -- 1.0%

Max Re Capital Ltd.                                           25,700    $       474,936
Molina Healthcare, Inc.(1)                                    63,136          1,761,494
---------------------------------------------------------------------------------------
                                                                        $     2,236,430
---------------------------------------------------------------------------------------

INTERNET - SOFTWARE -- 0.1%

Tumbleweed Communications Corp.(1)                            44,600    $       282,764
---------------------------------------------------------------------------------------
                                                                        $       282,764
---------------------------------------------------------------------------------------

INTERNET CONTENT - ENTERTAINMENT -- 1.4%

Ask Jeeves, Inc.(1)                                           70,200    $     1,345,032
Autobytel, Inc.(1)                                           101,200          1,057,540
CNET Networks, Inc.(1)                                        97,200            791,208
---------------------------------------------------------------------------------------
                                                                        $     3,193,780
---------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 0.9%

Affiliated Managers Group, Inc.(1)                             5,800    $       420,500
Knight Trading Group, Inc.(1)                                110,600          1,530,704
---------------------------------------------------------------------------------------
                                                                        $     1,951,204
---------------------------------------------------------------------------------------

MACHINERY -- 0.4%

Joy Global, Inc.(1)                                           50,900    $       970,154
---------------------------------------------------------------------------------------
                                                                        $       970,154
---------------------------------------------------------------------------------------

MANUFACTURING - DIVERSIFIED -- 0.3%

Jacuzzi Brands, Inc.(1)                                       97,200    $       685,260
---------------------------------------------------------------------------------------
                                                                        $       685,260
---------------------------------------------------------------------------------------

MEDICAL - BIOMED / GENETICS -- 1.4%

Invitrogen Corp.(1)                                           23,800    $     1,513,442
Martek Biosciences Corp.(1)                                   33,500          1,621,735
---------------------------------------------------------------------------------------
                                                                        $     3,135,177
---------------------------------------------------------------------------------------

MEDICAL - HOSPITALS -- 0.3%

United Surgical Partners International, Inc.(1)               22,800    $       687,648
---------------------------------------------------------------------------------------
                                                                        $       687,648
---------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 4.8%

ALARIS Medical Systems, Inc.(1)                               85,350    $     1,323,779
Align Technology, Inc.(1)                                     31,500            485,730
Dade Behring Holdings, Inc.(1)                                28,000            855,960
Hanger Orthopedic Group, Inc.(1)                              30,900            526,845
I-Flow Corp.(1)                                               92,900          1,351,695
I-STAT Corp.(1)                                               41,300            486,101
Kyphon, Inc.(1)                                              157,600          4,341,880

                       See notes to financial statements.

SECURITY                                                     SHARES     VALUE
---------------------------------------------------------------------------------------
MEDICAL PRODUCTS (CONTINUED)

Regeneration Technologies, Inc.(1)                            44,900    $       538,800
Wright Medical Group, Inc.(1)                                 33,900            994,965
---------------------------------------------------------------------------------------
                                                                        $    10,905,755
---------------------------------------------------------------------------------------

METALS - INDUSTRIAL -- 0.8%

Century Aluminum Company(1)                                   22,000    $       362,120
Formation Capital Corp.(1)(2)(3)(4)                          400,000             99,985
Southern Peru Copper Corp.                                    24,000            683,040
Steel Dynamics, Inc.(1)                                       34,900            650,187
---------------------------------------------------------------------------------------
                                                                        $     1,795,332
---------------------------------------------------------------------------------------

METALS - STEEL -- 0.2%

Reliance Steel & Aluminum Co.                                 16,300    $       467,810
---------------------------------------------------------------------------------------
                                                                        $       467,810
---------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 0.5%

Patina Oil & Gas Corp.                                        25,200    $     1,062,936
---------------------------------------------------------------------------------------
                                                                        $     1,062,936
---------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 1.6%

Louisiana Pacific Corp.                                      142,100    $     2,702,742
Universal Forest Products, Inc.                               26,700            790,320
---------------------------------------------------------------------------------------
                                                                        $     3,493,062
---------------------------------------------------------------------------------------

PHOTO EQUIPMENT AND SUPPLIES -- 0.4%

Concord Camera Corp.(1)                                       68,200    $       875,688
---------------------------------------------------------------------------------------
                                                                        $       875,688
---------------------------------------------------------------------------------------

RETAIL -- 3.7%

Linens 'n Things, Inc.(1)                                     35,300    $     1,042,056
Select Comfort Corp.(1)                                      145,300          4,547,890
Tractor Supply Co.(1)                                         66,800          2,799,588
---------------------------------------------------------------------------------------
                                                                        $     8,389,534
---------------------------------------------------------------------------------------

RETAIL - APPAREL / SHOE -- 0.3%

AnnTaylor Stores Corp.(1)                                     20,600    $       737,480
---------------------------------------------------------------------------------------
                                                                        $       737,480
---------------------------------------------------------------------------------------

RETAIL - DISCOUNT -- 0.7%

Fred's, Inc.                                                  44,100    $     1,661,688
---------------------------------------------------------------------------------------
                                                                        $     1,661,688
---------------------------------------------------------------------------------------

RETAIL - ELECTRONICS -- 0.5%

Guitar Center, Inc.(1)                                        35,000    $     1,139,250
---------------------------------------------------------------------------------------
                                                                        $     1,139,250
---------------------------------------------------------------------------------------

RETAIL - FOOD AND DRUG -- 0.4%

Drugstore.Com, Inc.(1)                                        16,900    $       112,892
Rite Aid Corp.(1)                                            135,700            777,561
---------------------------------------------------------------------------------------
                                                                        $       890,453
---------------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 3.8%

Aeropostale, Inc.(1)                                          69,900    $     2,156,415
Bebe Stores, Inc.(1)                                          14,500            404,550
Hot Topic, Inc.(1)                                            62,400          1,791,504
The Finish Line(1)                                            57,700          1,766,774
The Sports Authority, Inc.(1)                                 15,000            558,000
Tweeter Home Entertainment Group, Inc.(1)                     14,150            118,153
Urban Outfitters, Inc.(1)                                     57,400          1,914,864
---------------------------------------------------------------------------------------
                                                                        $     8,710,260
---------------------------------------------------------------------------------------

RETAIL - WHOLESALE DISCOUNT -- 0.4%

BJ's Wholesale Club, Inc.(1)                                  34,100    $       876,029
---------------------------------------------------------------------------------------
                                                                        $       876,029
---------------------------------------------------------------------------------------

RETAILING -- 0.5%

Claire's Stores, Inc.                                         31,600    $     1,222,920
---------------------------------------------------------------------------------------
                                                                        $     1,222,920
---------------------------------------------------------------------------------------

SCHOOLS -- 1.1%

Career Education Corp.(1)                                     15,900    $       851,445
Sylvan Learning Systems, Inc.(1)                              56,600          1,601,780
---------------------------------------------------------------------------------------
                                                                        $     2,453,225
---------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 1.3%

LTX Corp.(1)                                                 106,000    $     1,514,740
Mattson Technology, Inc.(1)                                   99,900          1,419,579
---------------------------------------------------------------------------------------
                                                                        $     2,934,319
---------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                     SHARES     VALUE
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.6%

Power Integrations, Inc.(1)                                   36,100    $     1,257,002
---------------------------------------------------------------------------------------
                                                                        $     1,257,002
---------------------------------------------------------------------------------------

SOFTWARE -- 1.6%

Roxio, Inc.(1)                                                61,800    $       629,742
Transaction Systems Architects, Inc.(1)                      138,400          2,768,000
Wind River Systems, Inc.(1)                                   35,600            238,520
---------------------------------------------------------------------------------------
                                                                        $     3,636,262
---------------------------------------------------------------------------------------

SPECIALTY RETAIL -- 0.7%

Sotheby's Holdings, Inc.(1)                                   20,800    $       221,520
Tuesday Morning Corp.(1)                                      42,700          1,361,703
---------------------------------------------------------------------------------------
                                                                        $     1,583,223
---------------------------------------------------------------------------------------

TECHNOLOGY - INFORMATION SERVICES -- 0.5%

Documentum, Inc.(1)                                           38,400    $     1,142,400
---------------------------------------------------------------------------------------
                                                                        $     1,142,400
---------------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT -- 1.8%

Comtech Telecommunications Corp.(1)                           40,100    $     1,180,945
SeaChange International, Inc.(1)                              47,800            736,120
Sierra Wireless, Inc.(1)                                      90,300          1,512,525
Sonus Networks, Inc.(1)                                       83,300            683,893
---------------------------------------------------------------------------------------
                                                                        $     4,113,483
---------------------------------------------------------------------------------------

TELECOMMUNICATIONS - SERVICES -- 3.3%

NTL, Inc.(1)                                                  63,800    $     3,938,374
Time Warner Telecom Inc., Class A(1)                         112,800          1,167,480
Western Wireless Corp., Class A(1)                            78,700          1,526,780
Wireless Facilities, Inc.(1)                                  51,000            876,180
---------------------------------------------------------------------------------------
                                                                        $     7,508,814
---------------------------------------------------------------------------------------

TELEPHONE UTILITIES -- 0.2%

Philippine Long Distance Telephone Co.(1)                     31,600    $       436,080
---------------------------------------------------------------------------------------
                                                                        $       436,080
---------------------------------------------------------------------------------------

TRANSPORTATION - TRUCK -- 2.6%

J.B. Hunt Transport Services, Inc.(1)                         90,000    $     2,284,200
Overnite Corp.(1)                                             48,400          1,072,544
Yellow Corp.(1)                                               77,600          2,549,160
---------------------------------------------------------------------------------------
                                                                        $     5,905,904
---------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 1.5%

NII Holdings, Inc., Class B(1)                                43,200    $     3,330,288
---------------------------------------------------------------------------------------
                                                                        $     3,330,288
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (IDENTIFIED COST $173,608,400)                      $   213,448,272
---------------------------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS -- 0.1%

SECURITY                                                 SHARES         VALUE
---------------------------------------------------------------------------------------
METALS - GOLD -- 0.1%
Nevada Pacific Mining Co.(1)(3)(4)                            80,000    $        56,000
Western Exploration and Development, Ltd.(1)(3)(4)           600,000            180,000
---------------------------------------------------------------------------------------
                                                                        $       236,000
---------------------------------------------------------------------------------------

TOTAL PRIVATE PLACEMENTS AND
  SPECIAL WARRANTS
  (IDENTIFIED COST $560,000)                                            $       236,000
---------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 0.7%

                                                     PRINCIPAL
                                                     AMOUNT
SECURITY                                             (000'S OMITTED)    VALUE
---------------------------------------------------------------------------------------
Investors Bank & Trust Company
Time Deposit, 1.08%, 11/3/03                         $         1,695    $     1,695,000
---------------------------------------------------------------------------------------

TOTAL SHORT TERM INVESTMENTS
  (AT AMORTIZED COST, $1,695,000)                                       $     1,695,000
---------------------------------------------------------------------------------------

                       See notes to financial statements.

COMMERCIAL PAPER -- 7.5%

                                                     PRINCIPAL
                                                     AMOUNT
SECURITY                                             (000'S OMITTED)    VALUE
---------------------------------------------------------------------------------------
American Express Credit Corp., 1.03%, 11/3/03        $         4,000    $     3,999,771
Cortez Capital Corp., 1.07%, 11/17/03                          2,500          2,498,811
Midst Corp., (Federal Credit) , 1.04%, 11/21/03                4,000          3,997,689
Old Line Funding Corp. , 1.06%, 11/17/03                       2,438          2,436,851
Yorktown Capital LLC, 1.04%, 11/7/03                           4,000          3,999,307
---------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
  (AT AMORTIZED COST, $16,932,429)                                      $    16,932,429
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 102.5%
  (IDENTIFIED COST $192,795,829)                                        $   232,311,701
---------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (2.5)%                                $    (5,609,332)
---------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                    $   226,702,369
---------------------------------------------------------------------------------------

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Restricted security.

(4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       See notes to financial statements.

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investments, at value (identified cost, $192,795,829)                   $   232,311,701
Cash                                                                                714
Receivable for investments sold                                               9,387,746
Interest and dividends receivable                                                 6,120
Tax reclaim receivable                                                              232
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $   241,706,513
---------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                       $    14,963,909
Payable to affiliate for Trustees' fees                                             997
Accrued expenses                                                                 39,238
---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       $    15,004,144
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
  INTEREST IN PORTFOLIO                                                 $   226,702,369
---------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and
  withdrawals                                                           $   187,186,497
Net unrealized appreciation (computed on the
  basis of identified cost)                                                  39,515,872
---------------------------------------------------------------------------------------
TOTAL'                                                                  $   226,702,369
---------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $6,587)                                $       273,847
Interest                                                                        146,919
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 $       420,766
---------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                  $     1,279,944
Trustees' fees and expenses                                                      11,680
Custodian fee                                                                   178,788
Legal and accounting services                                                    30,028
Miscellaneous                                                                     9,908
---------------------------------------------------------------------------------------
TOTAL EXPENSES                                                          $     1,510,348
---------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                     $    (1,089,582)
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
  Investment transactions (identified cost basis)                       $    27,727,579
---------------------------------------------------------------------------------------
NET REALIZED GAIN                                                       $    27,727,579
---------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  -- Investments (identified cost basis)                                $    23,194,183
---------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                                        $    23,194,183
---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                        $    50,921,762
---------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                              $    49,832,180
---------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                              YEAR ENDED             YEAR ENDED
IN NET ASSETS                                    OCTOBER 31, 2003       OCTOBER 31, 2002
------------------------------------------------------------------------------------------

From operations --
   Net investment loss                           $       (1,089,582)    $       (1,383,543)
   Net realized gain (loss)                              27,727,579            (70,962,475)
   Net change in unrealized
   appreciation (depreciation)                           23,194,183              7,866,744
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $       49,832,180     $      (64,479,274)
------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                 $       26,027,907     $       60,630,989
   Withdrawals                                          (58,232,046)           (94,915,340)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                          $      (32,204,139)    $      (34,284,351)
------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS            $       17,628,041     $      (98,763,625)
------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                             $      209,074,328     $      307,837,953
------------------------------------------------------------------------------------------
AT END OF YEAR                                   $      226,702,369     $      209,074,328
------------------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                YEAR ENDED OCTOBER 31,
                                                            ----------------------------      PERIOD ENDED
                                                               2003             2002          OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                       0.73%            0.73%               0.70%(2)
   Expenses after custodian fee reduction                         0.73%            0.73%               0.68%(2)
   Net investment loss                                           (0.53)%          (0.49)%             (0.48)%(2)
Portfolio Turnover                                                 248%             131%                 38%
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                  27.24%          (22.16)%                --
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                     $  226,702       $  209,074       $     307,838
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2003, the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 held an approximate 18.8% interest in the Portfolio and two other investors owned an interest greater than 10% that aggregated 81.2%. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I OTHER -- Investment transactions are accounted for on a trade-date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the advisory fee amounted to $1,279,944. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $481,564,189 and $517,660,598, respectively, for the year ended October 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                           $     193,150,417
   --------------------------------------------------------------------------
   Gross unrealized appreciation                            $      40,851,621
   Gross unrealized depreciation                                   (1,690,337)
   --------------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                              $      39,161,284
   --------------------------------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2003.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

7  RESTRICTED SECURITIES

   At October 31, 2003, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                                     DATE OF
   DESCRIPTION                                       ACQUISITION        SHARES/FACE     COST    FAIR VALUE
   -------------------------------------------------------------------------------------------------------
   COMMON STOCKS

   Formation Capital Corp.                                                 400,000   $  88,260   $  99,985
   -------------------------------------------------------------------------------------------------------
                                                                                     $  88,260   $  99,985
   -------------------------------------------------------------------------------------------------------

   PRIVATE PLACEMENTS AND SPECIAL WARRANTS

   Nevada Pacific Mining Co.                                                80,000   $  80,000   $  56,000

   Western Exploration and Development, Ltd.                               600,000     480,000     180,000
   -------------------------------------------------------------------------------------------------------
                                                                                     $ 560,000   $ 236,000
   -------------------------------------------------------------------------------------------------------

8  INTERESTHOLDER MEETING

   The Portfolio held a Special Meeting of Interestholders on June 6, 2003. The items considered at the meeting are set forth below. Results are rounded to the nerest whole number.

   ITEM(1): To elect Trustees of the Portfolio. The results of the vote were as follows:

                                                                    INTEREST IN THE PORTFOLIO
                                                                   ---------------------------
   NOMINEE FOR TRUSTEE                                                AFFIRMATIVE    WITHHOLD
   -------------------------------------------------------------------------------------------
   Jessica M. Bibliowicz                                                  99%          1%
   Donald R. Dwight                                                       99%          1%
   James B. Hawkes                                                        99%          1%
   Samuel L. Hayes, III                                                   99%          1%
   William H. Park                                                        99%          1%
   Norton H. Reamer                                                       99%          1%
   Lynn A. Stout                                                          99%          1%

   Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

   ITEM 2:  To modify the investment objective of the Portfolio.

   The results of the vote on the proposal were as follows:

    AFFIRMATIVE                                                           95%
    AGAINST                                                                1%
    ABSTAIN                                                                1%
    BROKER NON-VOTES                                                       3%

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO AS OF OCTOBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) (formerly Tax-Managed Emerging Growth Portfolio) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2003 and 2002 and the supplementary data for the years ended October 31, 2003 and 2002 and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE        OFFICE AND                                IN FUND COMPLEX
      NAME AND            TRUST AND       LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO      SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee       Since 1998    Chairman, President and            192            Director of National
11/28/59                                               Chief Executive Officer                            Financial Partners
                                                       of National Financial
                                                       Partners (financial
                                                       services company) (since
                                                       April 1999). President
                                                       and Chief Operating
                                                       Officer of John A. Levin
                                                       & Co. (registered
                                                       investment adviser) (July
                                                       1997 to April 1999) and a
                                                       Director of Baker,
                                                       Fentress & Company, which
                                                       owns John A. Levin & Co.
                                                       (July 1997 to April
                                                       1999). Ms. Bibliowicz is
                                                       an interested person
                                                       because of her
                                                       affiliation with a
                                                       brokerage firm.

James B. Hawkes            Trustee       Trustee of    Chairman, President and            194               Director of EVC
11/9/41                                   the Trust    Chief Executive Officer
                                         since 1991;   of BMR, EVC, EVM and EV;
                                           of the      Director of EV; Vice
                                         Portfolio     President and Director of
                                         since 1998    EVD. Trustee and/or
                                                       officer of 194 registered
                                                       investment companies in
                                                       the Eaton Vance Fund
                                                       Complex. Mr. Hawkes is an
                                                       interested person because
                                                       of his positions with
                                                       BMR, EVM, EVC and EV,
                                                       which are affiliates of
                                                       the Trust and the
                                                       Portfolio.

                         POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE        OFFICE AND                                IN FUND COMPLEX
      NAME AND            TRUST AND       LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO      SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee       Trustee of    Jacob H. Schiff                    194          Director of Tiffany & Co.
2/23/35                                   the Trust    Professor of                                    (specialty retailer) and
                                         since 1986;   Investment Banking                                    Telect, Inc.
                                           of the      Emeritus, Harvard                              (telecommunication services
                                          Portfolio    University Graduate                                     company)
                                         since 1998    School of Business
                                                       Administration.

William H. Park            Trustee       Since 2003    President and Chief                191                    None
9/19/47                                                Executive Officer, Prizm
                                                       Capital Management, LLC
                                                       (investment management
                                                       firm) (since 2002).
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer, United Asset
                                                       Management Corporation
                                                       (a holding company owning
                                                       institutional investment
                                                       management firms)
                                                       (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003    Professor of Law, Georgetown       191                    None
7/10/40                                                University Law Center
                                                       (since 1999). Tax
                                                       Partner, Covington &
                                                       Burling, Washington, DC
                                                       (1991-2000).

                         POSITION(S)       TERM OF                               NUMBER OF PORTFOLIOS
                          WITH THE        OFFICE AND                                IN FUND COMPLEX
      NAME AND            TRUST AND       LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO      SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer           Trustee       Trustee of    President and Chief                194                    None
9/21/35                                   the Trust    Executive Officer of
                                         since 1986;   Asset Management Finance
                                           of the      Corp. (a specialty
                                         Portfolio     finance company serving
                                         since 1998    the investment management
                                                       industry) (since October
                                                       2003). President, Unicorn
                                                       Corporation (an
                                                       investment and financial
                                                       advisory services
                                                       company) (since September
                                                       2000). Formerly,
                                                       Chairman, Hellman, Jordan
                                                       Management Co., Inc. (an
                                                       investment management
                                                       company) (2000-2003).
                                                       Formerly, Advisory
                                                       Director of Berkshire
                                                       Capital Corporation
                                                       (investment banking firm)
                                                       (2002-2003). Formerly,
                                                       Chairman of the Board,
                                                       United Asset Management
                                                       Corporation (a holding
                                                       company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds
                                                       (mutual funds)
                                                       (1980-2000).

Lynn A. Stout              Trustee       Since 1998    Professor of Law,                  194                    None
9/14/57                                                University of California
                                                       at Los Angeles School of
                                                       Law (since July 2001).
                                                       Formerly, Professor of
                                                       Law, Georgetown
                                                       University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)                TERM OF
                                WITH THE                OFFICE AND
      NAME AND                 TRUST AND                 LENGTH OF                        PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             THE PORTFOLIOS               SERVICE                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.       President of the Trust        Since 2002       Executive Vice President of EVM, BMR, EVC
5/31/58                                                                  and EV; Chief Investment Officer of EVM and BMR
                                                                         and Director of EVC. Chief Executive Officer of
                                                                         Belair Capital Fund LLC, Belcrest Capital Fund
                                                                         LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                         LLC and Belrose Capital Fund LLC (private
                                                                         investment companies sponsored by EVM). Officer of
                                                                         53 registered investment companies managed by EVM
                                                                         or BMR.

William H. Ahern, Jr.         Vice President            Since 1995       Vice President of EVM and BMR. Officer of 35
7/28/59                        of the Trust                              registered investment companies managed by EVM or BMR.

Thomas J. Fetter              Vice President            Since 1997       Vice President of EVM and BMR. Trustee and
8/20/43                        of the Trust                              President of The Massachusetts Health & Education
                                                                         Tax-Exempt Trust. Officer of 127 registered
                                                                         investment companies managed by EVM or BMR.

Michael R. Mach               Vice President            Since 1999       Vice President of EVM and BMR. Previously,
7/15/47                        of the Trust                              Managing Director and Senior Analyst for
                                                                         Robertson Stephens (1998-1999). Officer of 25
                                                                         registered investment companies managed by EVM or
                                                                         BMR.

Robert B. MacIntosh           Vice President            Since 1998       Vice President of EVM and BMR. Officer of 127
1/22/57                        of the Trust                              registered investment companies managed by EVM or
                                                                         BMR.

Duncan W. Richardson         Vice President of        Vice President     Senior Vice President and Chief Equity Investment
10/26/57                  the Trust, President of      of the Trust      Officer of EVM and BMR. Officer of 41 registered
                               the Portfolio            since 2001;      investment companies managed by EVM or BMR.
                                                     President of the
                                                      Portfolio since
                                                           2002

Walter A. Row, III           Vice President             Since 2001       Director of Equity Research and a Vice President
7/20/57                       of the Trust                               of EVM and BMR. Officer of 22 registered
                                                                         investment companies managed by EVM or BMR.

Judith A. Saryan             Vice President             Since 2003       Vice President of EVM and BMR. Previously, Portfolio
8/21/54                       of the Trust                               Manager and Equity Analyst for State Street Global
                                                                         Advisers (1980-1999). Officer of 24 registered
                                                                         investment companies managed by EVM or BMR.

                               POSITION(S)                TERM OF
                                WITH THE                OFFICE AND
      NAME AND                 TRUST AND                 LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             THE PORTFOLIOS               SERVICE                          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

Susan Schiff                  Vice President            Since 2002       Vice President of EVM and BMR. Officer of 26
3/13/61                        of the Trust                              registered investment companies managed by EVM or
                                                                         BMR.

Toni Y. Shimura               Vice President            Since 2003       Vice President of EVM and BMR. Previously,
2/3/52                       of the Portfolio                            Senior Vice President and Portfolio Manager
                                                                         with Massachusetts Financial Services Company
                                                                         (1993-2002). Officer of 3 registered
                                                                         investment companies managed by EVM and BMR.

Alan R. Dynner                  Secretary            Secretary of the    Vice President, Secretary and Chief Legal Officer
10/10/40                                             Trust since 1997;   of BMR, EVM, EVD, EV and EVC. Officer of 194
                                                     of the Portfolio    registered investment companies managed by EVM and
                                                        since 1998       BMR.

Michelle A. Alexander          Treasurer of            Since 2002(2)     Vice President of EVM and BMR. Chief Financial
10/10/40                       the Portfolio                             Officer of Belair Capital Fund LLC, Belcrest
                                                                         Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                         Capital Fund LLC and Belrose Capital Fund LLC
                                                                         (private investment companies sponsored by EVM).
                                                                         Officer of 85 registered investment companies
                                                                         managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust       Since 1989        Vice President of BMR, EVM and EVD. Officer of 115
4/1/45                                                                   registered investment companies managed by EVM or
                                                                         BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Alexander served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

          INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

1087-12/03                                                              MGSRC1.2

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2)


By:   /S/ Thomas E. Faust
      -------------------
      Thomas E. Faust
      President


Date: December 16, 2003
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ James L. O'Connor
      ---------------------
      James L. O'Connor
      Treasurer


Date: December 16, 2003
      -----------------


By:   /S/ Thomas E. Faust
      -------------------
      Thomas E. Faust
      President


Date: December 16, 2003
      -----------------